Guru Favorite Stocks ETF
Schedule of Investments
February 28, 2022 (Unaudited)

Shares		Value
COMMON STOCKS - 96.7%
Activities Related to Credit Intermediation - 7.1%
3,464	Mastercard, Inc.	$1,249,881
6,120	Visa, Inc.	1,322,654
		2,572,535
Business Support Services - 5.7%
3,138	Moody’s Corp.	1,010,530
2,824	S&P Global, Inc.	1,060,977
		2,071,507
Cable and Other Subscription Programming - 3.3%
7,959	Walt Disney Co. (a)	1,181,593

Communications Equipment Manufacturing - 3.4%
7,374	Apple, Inc.	1,217,595

Depository Credit Intermediation - 6.1%
6,120	First Republic Bank	1,060,351
21,600	Wells Fargo & Co.	1,152,792
		2,213,143
Electronic Shopping and Mail-Order Houses - 4.4%
515	Amazon.com, Inc. (a)	1,581,699

Financial Investment Activities - 6.0%
18,536	Citigroup, Inc.	1,097,887
17,575	KKR & Co., Inc.	1,056,609
		2,154,496
Insurance Carriers - 18.0%
2,981	Anthem, Inc.	1,346,965
4,237	Berkshire Hathaway, Inc. (a)	1,361,984
8,473	Primerica, Inc.	1,100,558
13,180	The Progressive Corp.	1,396,157
2,667	UnitedHealth Group, Inc.	1,269,145
		6,474,809
Internet Publishing and Broadcasting and Web Search Portals - 3.5%
471	Alphabet, Inc. (a)	1,270,673

Nondepository Credit Intermediation - 4.0%
7,368	American Express Co.	1,433,371

Offices of Real Estate Agents and Brokers - 6.7%
12,396	CBRE Group, Inc. (a)	1,200,553
4,865	Jones Lang LaSalle, Inc. (a)	1,197,860
		2,398,413
Portfolio Management - 3.4%
22,157	Brookfield Asset Management, Inc. (b)	1,210,658

Guru Favorite Stocks ETF
Schedule of Investments (Continued)
February 28, 2022 (Unaudited)

Shares		Value
Securities and Commodity Contracts Intermediation and Brokerage - 6.7%
15,849	Charles Schwab Corp.	$1,338,607
3,138	Goldman Sachs Group, Inc.	1,070,968
		2,409,575
Semiconductor and Other Electronic Component Manufacturing - 3.8%
15,376	Micron Technology, Inc.	1,366,311

Software Publishers - 11.2%
3,137	Fair Isaac Corp. (a)	1,478,123
5,334	Microsoft Corp.	1,593,746
12,710	Oracle Corp.	965,579
		4,037,448
Wired and Wireless Telecommunications Carriers - 3.4%
26,296	Comcast Corp.	1,229,601
	TOTAL COMMON STOCKS (Cost $36,361,361)	34,823,427

REAL ESTATE INVESMENT TRUSTS - 3.0%
4,707	American Tower Corp.	1,067,877
	TOTAL REAL ESTATE INVESMENT TRUSTS (Cost $1,280,775)	1,067,877

MONEY MARKET FUNDS - 0.3%
101,084	First American Government Obligations Fund - Class X, 0.03% (c)	101,084
	TOTAL MONEY MARKET FUNDS (Cost $101,084)	101,084

	TOTAL INVESTMENTS (Cost $37,743,220) - 100.0%	35,992,388
	Other Assets in Excess of Liabilities - 0.0% (d)	6,786
	TOTAL NET ASSETS - 100.0%	$35,999,174

Percentages are stated as a percent of net assets.
(a)	Non-Income producing security.
(b)	Foreign issued security.
(c)	Rate shown is the 7-day effective yield.
(d)	Less than $.005.

Guru Favorite Stocks ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of February 28, 2022, the Fund did not hold “fair valued” securities.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of February 28, 2022:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Guru Favorite Stocks ETF
Assets*
Common Stocks	$34,823,427	$-	$-	$34,823,427
Real Estate Investment Trusts	1,067,877	-	-	1,067,877
Money Market Funds	101,084	-	-	101,084
Total Investments in Securities	$35,992,388	$-	$-	$35,992,388

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended February 28, 2022, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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